Other current liabilities	12 Months Ended
Dec. 31, 2023
Miscellaneous current liabilities [abstract]
Other current liabilities	Other current liabilities

Amounts in thousands USD	As of December 31, 2023	As of December 31, 2022
Other financial liabilities
- Salaries and wages	$9,530	$10,185
- Royalties	5,043	2,321
- Accrued expenses	8,021	6,925
Other current liabilities	6,599	4,574
Contract liabilities
- Advances from customers	2,192	1,694
Total	$31,385	$25,700

Advance invoiced customers represent a contract liability. Beginning January 1, 2023, the Company had a liability balance of $1,694 thousand for advance invoiced customers. During fiscal year 2023, the Company recognized $1,500 thousand of the advances from invoiced customers as revenue. Beginning January 1, 2022, the Company had a liability balance of $5,447 thousand for advance invoiced customers. During fiscal year 2022, the Company recognized $5,342 thousand of the advances from customers as revenue.